UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                November 8, 2004
                              (November 24, 2003)


                           CIPHER HOLDING CORPORATION
                               (formerly known as)
                          MOMENTUM HOLDINGS CORPORATION


             (Exact name of Registrant as specified in its Charter)

          DELAWARE                     0-23873                      13-4099008
 -------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                 (IRS Employer
diction of incorporation)            File Number)                Identification
                                                                     Number)


                            3801 N. Washington Street
                            Oak Brook, Illinois 60523
           (Address of principal executive office including zip code)

                                 (630) 371-5583
              (Registrant's telephone number including area code)


Item 4.01         Changes in Registrant's Certifying Accountant.

On November 24, 2003, as a result of the Registrant's reverse acquisition with Momentum Holdings Corporation, the Registrant terminated Ryan & Juraska as its independent auditors and engaged Bloom & Company as the Registrant's independent auditors.

During the Registrant's most recent two (2) fiscal years and during any subsequent interim periods preceding the date of termination, the Registrant has had no disagreements with Ryan & Juraska on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Ryan & Juraska with a copy of this disclosure and requested that a letter be furnished to the Registrant, addressed to the Commission, stating whether it agrees with the statements made herein or stating the reasons in which it does not agree. The letter from Ryan & Juraska is filed herewith.

Item 7(c).        Exhibits

99.1 Letter from Ryan & Juraska


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2004

                                    CIPHER HOLDING CORPORATION

                                    By:/s/ Patrick Rooney
                                    --------------------------------------------
                                    Name:    Patrick Rooney
                                    Title:   President



                                  Exhibit 99.1
                                 Ryan & Juraska
                           141 West Jackson Boulevard
                             Chicago, Illinois 60604


November 4, 2004


Securities and Exchange Commission
Washington, D.C.  20549

To Whom It May Concern:

This firm was previously principal accountant for Cipher Multimedia, Inc. (the "Company") and reported on the financial statements of the Company for the eight
(8) months ended August 31, 2003. Effective November 24, 2003, our appointment as principal accountant was terminated. We have read the Company's statements included under Item 4.01 of its Form 8-K dated November 4, 2004, and agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors or that Bloom & Company, P.C. was not engaged regarding any matter requiring disclosure under Regulation S-B Item 304.

Sincerely,

/s/ Ryan & Juraska
Ryan & Juraska